UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2023

Energem Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-41070	N/A
(Commission File Number)	(IRS Employer Identification No.)

Level 3, Tower 11, Avenue 5, No. 8,

Jalan Kerinchi, Bangsar South

Wilayah Persekutuan Kuala Lumpur, Malaysia 59200

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +(60) 3270 47622

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	ENCPU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ENCP	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ENCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment of Share Purchase Agreement

As previously disclosed by Energem Corp., a special purpose acquisition company formed as a Cayman Islands exempted company (together with its successors, “Energem” or “Company”) in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 2, 2022, on August 1, 2022, Energem entered a share purchase agreement in connection with its initial business combination (the “Business Combination”), as may be further amended or supplemented from time to time (the “Share Purchase Agreement”) with Graphjet Technology Sdn. Bhd., a Malaysian private limited company (“Graphjet”), that converts palm kernel shells to essential raw materials such as graphene and graphite used to produce batteries in the electric vehicle space among other products, along with Mr. Swee Guan Hoo, solely in his capacity as the representative of the shareholders of Energem, and their successors and assignees (the “Purchaser Representative”), from and after the closing of the Business Combination (the “Closing”), and the holders of all issued and outstanding shares of Graphjet (the “Graphjet Shares”) (each, a “Selling Shareholder” and collectively, the “Selling Shareholders”), and Lee Ping Wei, in the capacity as the representative for the Selling Shareholders (the “Shareholder Representative”),

On September 4, 2023, Energem, Graphjet, Purchaser Representative and Shareholder Representative entered into that certain Amendment to the Share Purchase Agreement (the “First Amendment”), pursuant to which Article XIII of the Share Purchase Agreement was amended to add the following two subsections:

Section 13.1(i): Purchaser Class B Ordinary Shares Lock-up Period. The parties acknowledge and agree that notwithstanding anything to the contrary contained in this Article XIII, with respect to certain of the Purchaser Class B Ordinary Shares that convert to Class A Shares at the Closing of the Business Combination, the Lock-Up Period shall terminate, as follows, 2,427,908 Purchaser Class B Ordinary Shares that convert to Class A Shares at the Closing of the Business Combination held by certain shareholders or officers and directors of Purchaser terminate six (6) months from the Closing of the Business Combination or such earlier date (x) if the closing price of the Class A Shares equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing of the Company’s initial Business Combination or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property; and (B) 447,092 Purchaser Class B Ordinary Shares that convert to Class A Shares at the Closing of the Business Combination held by Arc Group Limited, financial adviser to the Purchaser, and its nominees and transferees, as set forth in that certain Lock-Up Agreement executed as of the date hereof between the Purchaser, ARC Group Limited and certain of its nominees and transferees (the “Lock-Up Agreement”), terminate nine (9) months from the Closing of the Business Combination or such earlier date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property.

Section 13.1(j): Purchaser Class A Ordinary Shares Lock-up Period. The parties acknowledge and agree that notwithstanding anything to the contrary contained in this Article XIII, with respect to certain of the Purchaser Class A Ordinary Shares, the Lock-Up Period shall terminate, as follows: (A) 27,600,000 Class A ordinary shares held by Suria Sukses Engineering Sdn. Bhd. terminate six (6) months from the Closing of the Business Combination or such earlier date (x) if the closing price of the Class A Shares equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing of the Company’s initial Business Combination or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property; (B) 2,760,000 Purchaser Class A Ordinary Shares held by Arc Group Limited, financial adviser to Purchaser, and certain of its nominees and transferees, terminate nine (9) months from the Closing of the Business Combination or such earlier date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property, as set forth in that certain Lock-Up Agreement; (C) 528,075 Purchaser Class A Ordinary Shares held by certain shareholders or officers and directors of Purchaser terminate six (6) months from the Closing of the Business Combination or such earlier date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property; and (D) 107,640,000 Purchaser Class A Ordinary Shares held by the Selling Shareholders terminate nine (9) months from the Closing of the Business Combination, or such earlier date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A Shares for cash, securities or other property.

The foregoing description of the First Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Share Purchase Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Share Purchase Agreement were made as of the execution date of the Share Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Share Purchase Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Share Purchase Agreement, which, while they may be material to the parties to the Share Purchase Agreement, Energem believes are not material to investors’ understanding of such representations and warranties. Moreover, certain representations and warranties in the Share Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Share Purchase Agreement as characterizations of the actual statements of fact about the parties.

Lock-Up Agreement

In connection with the Business Combination and the First Amendment to the Share Purchase Agreement, Energem and its consultant, Arc Group Limited (the “Consultant”), entered into a lock-up agreement (the “Lock-Up Agreement”) effective as of September 4, 2023, that provides that, subject to certain exceptions, Consultant shall not transfer any of the Class A Ordinary Shares and the Class B Ordinary Shares (the “Restricted Securities” beneficially owned or owned of record by such Consultant until with respect to the Class A Ordinary Shares and the Class B Ordinary Shares (including, but not limited to, with respect to the Class B Ordinary Shares, as set forth on the signature page hereto) and not to (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii), or (iii), a “Prohibited Transfer”) for the duration of the Lock-Up Period, in relation to 100% of the Restricted Securities, for the period commencing on and from the Closing and ending nine (9) months after the date of the Closing.

The foregoing shall not apply to the transfer of any or all of the Restricted Securities (I) to any Permitted Transferee or (II) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in either of cases (I) or (II), it shall be a condition to such transfer that such transfer complies with the Securities Act of 1933, as amended, and other applicable law, and that the transferee executes and delivers to the Purchaser an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of the Lock-Up Agreement applicable to the Consultant, and there shall be no further transfer of such Restricted Securities except in accordance with the Lock-Up Agreement.

As used in the Lock-Up Agreement, the term “Permitted Transferee” shall mean: (1) the members of the Consultant’s immediate family, (2) any trust for the direct or indirect benefit of the Consultant or the immediate family of the Consultant, (3) if the Consultant is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (4) in the case of an entity, officers, directors, general partners, limited partners, members, or shareholders of such entity that receive such transfer as a distribution, or related investment funds or vehicles controlled or managed by such persons or their respective affiliates, (5) to any affiliate of the Consultant, and (6) any transferee whereby there is no change in beneficial ownership, and (6) Consultant’s nominees or transferees with respect to Consultant’s Class A Ordinary Shares and the Class B Ordinary Shares. The Consultant and its nominees or transferees further agree to be bound by the provisions of the Lock-Up Agreement and further, to execute such agreements as may be reasonably requested by the Purchaser that are consistent with the foregoing or that are necessary to give further effect thereto

The foregoing description of the Lock-Up Agreement is not complete and is subject to, and qualified in its entirety by reference to, the text of the Lock-Up Agreement, which is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information

Energem has filed with the SEC, a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which includes a preliminary proxy statement of Energem and a prospectus in connection with the proposed Business Combination involving Energem and Graphjet, and the Selling Shareholders of Graphjet. The definitive proxy statement and other relevant documents will be mailed to shareholders of Energem as of a record date to be established for voting on Energem’s proposed Business Combination with Graphjet. SHAREHOLDERS OF ENERGEM AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ENERGEM’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ENERGEM, GRAPHJET AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

Energem Corp. and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Energem’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in Energem will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Energem’s directors and executive officers and their ownership of Energem ordinary shares is set forth in Energem’s final prospectus dated November 15, 2021 and filed with the SEC on November 17, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Graphjet Technology Sdn. Bhd. and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Energem in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Graphjet’s industry and market sizes, future opportunities for Energem and Graphjet, Energem and Graphjet’s estimated future results and the transactions contemplated by the Share Purchase Agreement, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the transactions contemplated by the Share Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Energem’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed in a timely manner or at all, which may adversely affect the price of Energem’s securities; (ii) the risk that the transactions contemplated by the Share Purchase Agreement may not be completed by Energem’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Energem; (iii) the failure to satisfy the conditions to the consummation of the transactions contemplated by the Share Purchase Agreement, including the adoption of the Share Purchase Agreement by the shareholders of Energem, the satisfaction of the minimum cash amount following redemptions by Energem’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a track record for Graphjet to determine the market’s reaction to its technology; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Share Purchase Agreement; (vi) the effect of the announcement or pendency of the transactions contemplated by the Share Purchase Agreement on Graphjet’s business relationships, performance and business generally; (vii) risks that the transactions contemplated by the Share Purchase Agreement disrupt current plans and operations of Graphjet; (viii) the outcome of any legal proceedings that may be instituted against Graphjet or Energem related to the Share Purchase Agreement or the transactions contemplated thereby; (ix) the ability to maintain the listing of Energem’s securities on Nasdaq Global Market; (x) the price of Energem’s securities, including following the Closing, may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Graphjet operates, variations in performance across competitors, changes in laws and regulations affecting Graphjet’s business and changes in the capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions contemplated by the Share Purchase Agreement, and identify and realize additional opportunities; (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Graphjet operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact Graphjet’s operations; (xiii) the risk that Graphjet and its current and future collaborators are unable to successfully develop and commercialize Graphjet’s products or services, or experience significant delays in doing so; (xiv) the risk that Graphjet may not achieve or sustain profitability; (xv) the risk that Graphjet will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvi) the risk that Graphjet experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Energem and Graphjet or the date of such information in the case of information from persons other than Energem or Graphjet, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Graphjet’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amendment to the Share Purchase Agreement
3.2	Lock-Up Agreement
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Energem Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEM CORP.

Date: September 7, 2023	By:	/s/ Swee Guan Hoo
	Name:	Swee Guan Hoo
	Title:	Chief Executive Officer